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                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              [Amendment No.   ]

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                            BRANDYWINE REALTY TRUST
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


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    4) Proposed maximum aggregate value of transaction:


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*Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________






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                            ** IMPORTANT REMINDER **

                    ANNUAL MEETING OF BRANDYWINE REALTY TRUST

Dear Shareholder:

         Proxy material was recently mailed to you for the Annual Meeting of Brandywine Realty Trust shareholders to be held on August 22, 1996. According to our records, your proxy for the meeting has not yet been received.

                             YOUR VOTE IS IMPORTANT

         Regardless of the number of shares you own, your vote is very important. To insure that your shares are represented at the annual meeting, and to save your company the expense of additional mailings, we urge you to sign, date and return the enclosed proxy in the envelope provided.

                           THE BOARD'S RECOMMENDATION

         The Board of Directors of Brandywine Realty Trust recommend that you vote FOR each of the proposals on the proxy.

         If you have any questions, or need assistance in filling out your proxy, please feel free to call our proxy solicitor, Beacon Hill Partners at 1-800-253-3814.

         Thank you for your cooperation and support.

                                        On Behalf of the Board of Directors,

                                        Gerard H. Sweeney
                                        President

                     IF YOU HAVE ALREADY MAILED YOUR PROXY,
              PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.


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[FORM OF PROXY CARD]

                             BRANDYWINE REALTY TRUST

               Proxy Solicited On Behalf Of The Board of Trustees

         The undersigned, revoking all previous proxies, hereby appoints Joseph
L. Carboni and Gerard H. Sweeney, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of the Brandywine Realty Trust to be held on August 22, 1996, and at any adjournment or postponement thereof.

1. The approval of the SSI/TNC Transaction:

         [ ] For        [ ] Against       [ ] Abstain

2. The approval and adoption of the amendment to the Declaration of Trust to increase the number of authorized Common Shares from 15,000,000 to 75,000,000:

         [ ] For        [ ] Against       [ ] Abstain

3. The approval and adoption of the amendment to the Declaration of Trust to eliminate the restriction in Section 3.3(a) on Share issuances below "book value":

         [ ] For        [ ] Against       [ ] Abstain

4. The approval and adoption of the amendment to the Declaration of Trust to confirm the authority of the Trustees to effectuate reverse stock splits:

         [ ] For        [ ] Against       [ ] Abstain

5. The approval and adoption of the amendment to the Declaration of Trust to eliminate the distribution requirement contained in Section 6.4(b):

         [ ] For        [ ] Against       [ ] Abstain

6. The approval and adoption of the amendment to the Declaration of Trust to substitute a new provision limiting Share ownership:

         [ ] For        [ ] Against       [ ] Abstain


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7.   The approval of restoration of voting rights on the Common Shares beneficially owned by Richard M. Osborne which do not have voting rights:

         [ ] For        [ ] Against       [ ] Abstain

8.   Election of Trustees:

         [ ] FOR the nominees listed below   [ ] WITHHOLD AUTHORITY to vote for
                                                 the nominees listed below
         [ ] EXCEPTIONS

Nominees:         For a one-year term extending until the 1997 Annual Meeting and the election and qualification of his successor: Joseph L.
                  Carboni, Richard M. Osborne and Gerard H. Sweeney

         (Instructions: To withhold authority to vote for any nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

   Please date and sign your Proxy on the reverse side and return it promptly.


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         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. UNLESS
OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE SSI/TNC TRANSACTION, "FOR" THE ADOPTION OF EACH OF THE DECLARATION AMENDMENTS, "FOR" RESTORATION OF VOTING RIGHTS ON THOSE COMMON SHARES BENEFICIALLY OWNED BY RICHARD M. OSBORNE WHICH DO NOT HAVE VOTING RIGHTS AND "FOR" THE ELECTION OF THE NOMINEES FOR TRUSTEE LISTED ON THE REVERSE SIDE HEREOF. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                    Date:_____________________________, 1996

                    __________________________________________________
                    Signature of Shareholder

                    __________________________________________________
                    Signature of Shareholder

                    NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.